SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 18, 2003
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                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

         California                     0-31080                  68-0434802
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(State or other jurisdiction of      (Commission               (IRS Employer
     incorporation)                  File Number)            Identification No.)

  1500 Soscol Avenue, Napa, California                         94559-3045
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (b)  Exhibits

              99.1 Press release announcing earnings for the quarter and year ended December 31, 2002.

Item 9.  Regulation FD Disclosure

Earnings Release. On February 18, 2003, North Bay Bancorp issued a press release announcing its earnings for the quarter and year ended December 31, 2002. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2003          NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
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                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)